UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 7, 2010
GASCO ENERGY, INC.
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	001-32369 (Commission File Number)	98-0204105 (IRS Employer Identification No.)
8 Inverness Drive East, Suite 100, Englewood, Colorado 80112
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): (303) 483-0044
N/A
(Former name or former address, if changed since last report).
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
Gasco Energy, Inc. will hold its 2010 Annual Meeting of Stockholders on Wednesday, September 15, 2010 at 9:00 a.m., Mountain Daylight Time, at The Denver Athletic Club located at 1325 Glenarm Place, Petroleum Room, Denver, Colorado 80240. The record date for the determination of stockholders entitled to receive notice of and to vote at the 2010 Annual Meeting or any adjournments thereof was set as the close of business on July 26, 2010.
The deadline for stockholders to timely submit to Gasco Energy, Inc. proposals to be brought before the 2010 Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, is July 14, 2010. Any such proposals must be submitted to the Corporate Secretary of Gasco at Gasco Energy, Inc., 8 Inverness Drive East, Suite 100, Englewood, Colorado 80112, so that the Corporate Secretary receives it no later than July 17, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 7, 2010

GASCO ENERGY, INC.
By:	/s/ W. King Grant
	Name:	W. King Grant
	Title:	Chief Financial Officer